UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 23, 2016

Gramercy Property Trust

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35933	56-2466617

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 Fifth Avenue, 30th Floor New York, New York	10175
(Address of Principal Executive Offices)	(Zip Code)

(212) 297-1000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2016, at the annual meeting of the shareholders (the “Annual Meeting”) of Gramercy Property Trust (the “Company”), the shareholders approved the Gramercy Property Trust 2016 Equity Incentive Plan (the “Plan”). The Plan had been approved by the Company’s Board of Trustees on April 26, 2016, subject to shareholder approval.

A summary of the material terms of the Plan can be found in the section of the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (“SEC”) on April 29, 2016 (the “Proxy Statement”) entitled “Proposal 2: Approval of our 2016 Equity Incentive Plan”, which summary is incorporated herein by reference. That summary and the foregoing description are qualified in their entirety by reference to the text of the Plan and the form of restricted share award agreement for non-employee trustees under the Plan, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held on June 23, 2016, at which 378,282,439 shares of the Company were represented in person or by proxy representing approximately 89.72% of the issued and outstanding shares entitled to vote. At the Annual Meeting, the Company’s shareholders (i) elected nine trustees to serve until the Company’s 2017 Annual Meeting and until their successors are duly elected and qualify; (ii) approved the Gramercy Property Trust 2016 Equity Incentive Plan; (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016; and (iv) approved, on an advisory basis, the compensation of the Company’s named executive officers. The proposals are described in detail in the Proxy Statement.

The final results for the votes regarding each proposal are set forth below.

(i) The voting results with respect to the election of each trustee were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Charles E. Black	264,781,639	25,630,487	87,870,313
Gordon F. DuGan	288,723,741	1,688,385	87,870,313
Allan J. Baum	288,177,853	2,234,273	87,870,313
Z. Jamie Behar	288,352,212	2,059,914	87,870,313
Thomas D. Eckert	288,458,520	1,953,606	87,870,313
James L. Francis	287,717,659	2,694,467	87,870,313
Gregory F. Hughes	288,917,993	1,494,133	87,870,313
Jeffrey E. Kelter	270,028,818	20,383,308	87,870,313
Louis P. Salvatore	288,285,209	2,126,917	87,870,313

(ii) The voting results with respect to the approval of the Company’s 2016 Equity Incentive Plan were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
278,536,690	10,565,563	1,309,873	87,870,313

(iii) The voting results with respect to the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
376,889,081	708,057	685,301	(0)

(iv) The voting results with respect to the approval, on an advisory basis, of the compensation of the Company’s named executive officers were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
284,028,630	5,104,910	1,278,586	87,870,313

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.

10.1	Gramercy Property Trust 2016 Equity Incentive Plan (incorporated herein by reference to Appendix A the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 29, 2016).

10.2	Form of Restricted Share Award for Non-Employee Trustees.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2016	GRAMERCY PROPERTY TRUST

	By:	/s/ Jon W. Clark
	Name:	Jon W. Clark
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Gramercy Property Trust 2016 Equity Incentive Plan (incorporated herein by reference to Appendix A the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 29, 2016).
10.2	Form of Restricted Share Award for Non-Employee Trustees.